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                                                                   EXHIBIT 10.50

 AMENDMENT NO. 4 TO THE SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This AMENDMENT No. 4 TO THE SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AGREEMENT" or "AMENDMENT NUMBER 4") is entered into this 1st day of August, 2001 by and among FLEET CAPITAL CORPORATION, as Administrative Agent, The CIT GROUP/BUSINESS CREDIT, INC., as Co-Administrative Agent, the syndicate of lenders identified as the Tranche A Lenders in the Loan Agreement referred to below (the "TRANCHE A LENDERS"), FLEET RETAIL FINANCE INC. (together with Fleet Capital Corporation, the "Collateral Agent"), BACK BAY CAPITAL FUNDING, LLC (the "TRANCHE B LENDER") (the Tranche A Lenders, the Tranche B Lender and the Tranche C Lender (as hereinafter defined), being collectively, the "LENDERS"), and RESTORATION HARDWARE, INC. (the "LEAD BORROWER" and a "BORROWER"), and THE MICHAELS FURNITURE COMPANY, INC. (a "BORROWER" or "MICHAELS" and, together with the Lead Borrower, the "BORROWERS") (each, an "AMENDMENT PARTY" and, collectively, the "AMENDMENT PARTIES"), and is made with reference to the following facts:

                                    RECITALS

        A. WHEREAS, Borrowers, the Administrative Agent, Co-Administrative Agent, Collateral Agent, Tranche A Lenders, Tranche B Lender, ENHANCED RETAIL FUNDING, LLC, and GOLDMAN SACHS CREDIT PARTNERS L.P. (collectively, the "TRANCHE C LENDER") and Clyde Street Investments, LLC (as assignee of Goldman Sachs Credit Partners LP) (each a "PARTY" and, collectively, the "PARTIES") have previously entered into that certain Sixth Amended and Restated Loan and Security Agreement dated as of September 27, 2000 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT") and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the "LOAN DOCUMENTS"). The Parties also entered into that certain Limited Extension Agreement and Amendment No. 1 to the Sixth Amended and Restated Loan and Security Agreement, dated as of February 3, 2001 ("AMENDMENT NUMBER 1"), that certain Amendment No. 2 to the Sixth Amended and Restated Loan and Security Agreement, dated as of March 2, 2001 ("AMENDMENT NUMBER 2"), and that certain Amendment No. 3 to the Sixth Amended and Restated Loan and Security Agreement, dated as of March 21, 2001 ("AMENDMENT NUMBER 3"). Pursuant to the terms of the Loan Agreement, (i) the matters addressed in this Agreement do not require the consent of the Tranche C Lenders even if there were any Tranche C Obligations outstanding and (ii) there presently are no Tranche C Obligations outstanding. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

        B. WHEREAS, the Borrowers have advised the Tranche B Lender that the Borrowers do not presently intend to prepay the Tranche B Debt prior to the end of the fiscal year ending in February 2002 and, in consideration of the Borrowers' statement as to their present intention, but without committing the Borrowers not to prepay the Tranche B Lender prior to such date, the Tranche B Lender has agreed to the interest rate changes effected by this


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Amendment Number 4 and the Allonge to Tranche B Promissory Note executed and delivered in connection herewith.

        C. WHEREAS, the Borrowers, the Administrative Agent, the Collateral Agent and the Amendment Parties desire to amend the Loan Agreement on the terms and subject to the conditions of this Agreement.

        NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties agree as follows:

                                    ARTICLE I
                          AMENDMENTS TO LOAN AGREEMENT

        .1 Section 2.10(j)(i) of the Loan Agreement is hereby amended by inserting, following the word "securities", the phrase "sold after July 31, 2001".

        .2 Section 2.11(a)(vi) of the Loan Agreement is hereby amended by inserting, in the last sentence of the text following the Margin Pricing Grid, prior to the phrase "through September 30, 2001", the following: "commencing March 21, 2001 through July 31, 2001 and Tier II from August 1, 2001.".

        .3 Section 2.11(b)(i) of the Loan Agreement is hereby amended by inserting, following the phrase "Fifteen and One Half Percent (15.5%) per annum", the following: "through July 31, 2001 and Thirteen and One-Half Percent (13.5%) per annum thereafter".

        .4 Section 2.11(b)(i)(B) of the Loan Agreement is hereby amended by inserting, in the first sentence thereof, following the phrase "12.5% per annum", the following: "through July 31, 2001 and 11.5% per annum thereafter".

        .5 Exhibit 2.9(b) of the Loan Agreement is amended to add the Allonge to Tranche B Promissory Note as set forth in EXHIBIT 2.9(b) hereto.

                                   ARTICLE II
                         CONFIRMATION OF LOAN DOCUMENTS

        .1 Each Amendment Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms that it consents to the terms and conditions of the Loan Agreement as it has been amended by this Agreement and that each Loan Document to which such Amendment Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended on the date hereof, and is and shall continue to be applicable to all of the Amendment Party's obligations.


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                                   ARTICLE III
                              CONDITIONS PRECEDENT

        This Agreement shall become effective upon satisfaction of the following conditions:

        .1 The execution and delivery of counterparts hereof by the Borrowers, the Guarantor, the Tranche A Lenders, the Tranche B Lender, the Collateral Agent, the Administrative Agent and Co-Administrative Agent, such delivery of executed counterparts to be received by the Administrative Agent on or before August 17, 2001.

        .2 The Borrowers shall have paid counsel to the Administrative Agent, counsel to the collateral agent and counsel to each Lender all fees charged and costs and expenses incurred by such counsel in connection with the transactions contemplated by this Agreement, Amendment Number 3 to the Loan Agreement, and in connection with the Loan Documents.

                                   ARTICLE IV
                                  MISCELLANEOUS

        .1 Each Borrower and the Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Loan Agreement, as amended by this Agreement and, after giving effect to the transactions contemplated herein, all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties expressly relate to an earlier date).

        .2 Each Borrower and the Guarantor warrants and represents (which warranty and representation shall survive the execution and delivery hereof) that:

        (a) It has the corporate power and authority to execute, deliver, and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement and the transactions contemplated hereby;

        (b) No consent of any other person (including, without limitation, its shareholders or creditors), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

        (c) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation; and

        (d) This Agreement has been duly executed and delivered by a duly authorized officer, and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity.


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        .3 The Loan Documents, subject to the foregoing terms and conditions provided by this Agreement, constitute the complete agreement of the Parties with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Agreement. No agreements or undertakings varying, modifying, amending, extending, discharging or terminating the same shall be binding upon any Party unless in writing signed by a duly authorized official or agent thereof. No waiver by any Party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

        .4 Each Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation, and execution of this Agreement. If any legal action or proceeding shall be commenced at any time by any Party in connection with its interpretation or enforcement, the prevailing Party or Parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing Party or Parties may be entitled. Each of the Amendment Parties waives its right to a trial by jury in any action to enforce, defend, or interpret, or otherwise concerning this Agreement.

        .5 Except as herein expressly amended, the Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

        .6 This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed under the laws of the Commonwealth of Massachusetts and shall inure to the benefit of and binding upon the successors, heirs and assigns of the Parties.

        .7 All references to the Loan Agreement contained in the Loan Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

        .8 This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        .9 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (remainder of page intentionally left blank)


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RESTORATION HARDWARE, INC.                 THE MICHAELS FURNITURE COMPANY, INC.
(the "Lead Borrower" and a "Borrower")     (a "Borrower")

By: /s/ Stephen Gordon                     By: /s/ Stephen Gordon

Name:   Stephen Gordon                     Name:   Stephen Gordon

Title:  Chairman                           Title:  Chairman


THE CIT GROUP/BUSINESS CREDIT, INC.        FLEET CAPITAL CORPORATION
(the "Co-Administrative Agent")            (the "Administrative Agent")

By: /s/ James J. Karnowski                 By: /s/ Matthew R. Van Steenhuyse

Name:   James J. Karnowski                 Name:   Matthew R. Van Steenhuyse

Title:  Vice President                     Title:  Senior Vice President


FLEET CAPITAL CORPORATION                  FLEET RETAIL FINANCE INC.
(a "Collateral Agent")                     (a "Collateral Agent")

By: /s/ Matthew R. Van Steenhuyse          By: /s/ Thomas Scott

Name:   Matthew R. Van Steenhuyse          Name:   Thomas Scott

Title:  Senior Vice President              Title:  Managing Director


FLEET CAPITAL CORPORATION                  THE CIT GROUP/BUSINESS CREDIT, INC.
(a "Tranche A Lender")                     (a "Tranche A Lender")

By: /s/ Matthew R. Van Steenhuyse          By: /s/ James J. Karnowski

Name:   Matthew R. Van Steenhuyse          Name:   James J. Karnowski

Title:  Senior Vice President              Title:  Vice President

      Signature Pages to Amendment No. 4 to the Sixth Amended and Restated
                           Loan and Security Agreement


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BACK BAY CAPITAL FUNDING, LLC
(the "Tranche B Lender")

By: /s/ Kristen M. O'Connor

Name:   Kristen M. O'Connor

Title:  Director


ACKNOWLEDGED AND AGREED:

RESTORATION HARDWARE CANADA,
INCORPORATED
(the "Guarantor")

By: /s/ Stephen Gordon

Name:   Stephen Gordon

Title:  Chairman


      Signature Pages to Amendment No. 4 to the Sixth Amended and Restated
                           Loan and Security Agreement


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                      ALLONGE TO TRANCHE B PROMISSORY NOTE

     By this Allonge to Tranche B Promissory Note (this "Allonge"), that certain Tranche B Promissory Note, dated as of September 27, 2000 (the "Note"), payable to the order of Back Bay Capital Funding, LLC, a Delaware limited liability company, is hereby amended, effective as of September 1, 2001, as follows:

     1. The third paragraph of the Note is hereby amended by inserting, following the phrase "Fifteen and One Half Percent (15.5%) per annum", the following: "through August 31, 2001 and Thirteen and One-Half Percent (13.5%) per annum thereafter".

     2. Section (b) of the third paragraph of the Note is hereby amended by inserting, in the first sentence thereof, following the phrase "12.5% per annum:, the following: "through August 31, 2001 and 11.5% per annum thereafter".

     Except as herein expressly amended, the Note is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

Dated: September 27, 2001                         RESTORATION HARDWARE, INC., a
                                                  Delaware corporation

                                                  By: /s/ Stephen Gordon

                                                  Name: Stephen Gordon

                                                  Title: Chairman


                                                  THE MICHAELS FURNITURE
                                                  COMPANY, INC.,
                                                  a California corporation

                                                  By: /s/ Stephen Gordon

                                                  Name: Stephen Gordon

                                                  Title: Chairman